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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549

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                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):    April 20, 1999




                        CADENCE DESIGN SYSTEMS, INC.
             (Exact Name of Registrant as Specified in  Charter)




          Delaware                       1-10606                77-0148231
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
      of Incorporation)                  Number)          Identification Number)

                         2655 Seely Road, Building 5
                         San Jose, California 95134
             (Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code: (408) 943-1234

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Item 5.    Other Events.
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     On April 20, 1999, Cadence Design Systems, Inc. (the "Registrant")
announced its first quarter 1999 results.

     In addition, on April 27, 1999, the Registrant announced the appointment of
H. Raymond Bingham to the position of President and Chief Executive Officer.
Mr. Bingham has served as the Registrant's Chief Financial Officer since 1993, and replaces John R. Harding who resigned the position of President and CEO.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits

     Exhibit No.        Description
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        99.1            Press Release issued April 20, 1999.

        99.2            Press Release issued April 27, 1999.
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of May 3, 1999.

                           CADENCE DESIGN SYSTEMS, INC.

                           By: /s/ R.L. Smith McKeithen
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                              R.L. Smith McKeithen
                              Senior Vice President and General Counsel
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                                 EXHIBIT INDEX


Exhibit No.     Document
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Exhibit 99.1    Press Release issued April 20, 1999
Exhibit 99.2    Press Release issued April 27, 1999.